                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report) February 26, 2004


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             0-26366                                 23-2812193
     ------------------------            --------------------------------
     (Commission File Number)            (IRS Employer Identification No.)

732 Montgomery Avenue, Narberth, Pennsylvania                          19072
---------------------------------------------                        ----------
   (Address of Principal Executive Offices)                          (Zip Code)


                                 (610) 668-4700
                ------------------------------------------------
                (Issuer's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)






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Item 5.  Other Events
         ------------

         Royal Bancshares of Pennsylvania, Inc. announced the opening of Royal Asian Bank a division of Royal Bank of Pennsylvania.





                                   SIGNATURES
                                   ----------


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                     --------------------------------------




Dated: February 26, 2004                      /s/ James J. McSwiggan
                                              --------------------------
                                              James J. McSwiggan
                                              Executive Vice President


Dated: February 26, 2004                     /s/ Jeffrey T. Hanuscin
                                              --------------------------
                                             Jeffrey T. Hanuscin
                                             Chief Financial Officer